SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2006

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Alternative Mortgage Securities Trust,

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2006


(null)


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated April 25, 2006


                             Payment Date: 04/25/06


          ------------------------------------------------------------
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       123,091,687.36    5.772402%     1,529,392.97    592,112.27    2,121,505.25       0.00       0.00
Residual                1AR                 0.00    5.772402%             0.00          0.26            0.26       0.00       0.00
                        2A1       142,359,285.00    5.967029%     4,173,660.19    707,884.95    4,881,545.15       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          7,345,443.82    5.878411%           891.70     35,982.95       36,874.65       0.00       0.00
                        B2          3,298,403.13    5.878411%           400.41     16,157.81       16,558.22       0.00       0.00
                        B3          2,548,766.06    5.878411%           309.41     12,485.58       12,794.99       0.00       0.00
                        B4          1,649,201.57    5.878411%           200.20      8,078.90        8,279.11       0.00       0.00
                        B5          1,199,419.32    5.878411%           145.60      5,875.57        6,021.17       0.00       0.00
                        B6          1,199,405.64    5.878411%           145.60      5,875.50        6,021.10       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        282,691,611.90     -            5,705,146.09  1,384,453.79    7,089,599.88     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       121,562,294.39              0.00
Residual                        1AR                 0.00              0.00
                                2A1       138,185,624.81              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          7,344,552.12              0.00
                                B2          3,298,002.72              0.00
                                B3          2,548,456.65              0.00
                                B4          1,649,001.36              0.00
                                B5          1,199,273.72              0.00
                                B6          1,199,260.04              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        276,986,465.81     -
--------------------------------------------------------------------------------

                             Payment Date: 04/25/06


          ------------------------------------------------------------
(null)
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   123,091,687.36     5.772402% 32051GH40    11.878319      4.598752    944.136495
Residual                   1AR             0.00     5.772402% 32051GH57     0.000000      2.570208      0.000000
                           2A1   142,359,285.00     5.967029% 32051GH65    27.106090      4.597402    897.454943
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      7,345,443.82     5.878411% 32051GH73     0.121336      4.896305    999.394765
                           B2      3,298,403.13     5.878411% 32051GH81     0.121336      4.896305    999.394765
                           B3      2,548,766.06     5.878411% 32051GH99     0.121336      4.896305    999.394765
                           B4      1,649,201.57     5.878411% 32051GG66     0.121336      4.896305    999.394765
                           B5      1,199,419.32     5.878411% 32051GG74     0.121336      4.896305    999.394765
                           B6      1,199,405.64     5.878411% 32051GG84     0.121336      4.896305    999.394765
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     282,691,611.90       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       129,411,229.46   147,575,236.35   276,986,465.81
Loan count                    662              465             1127
Avg loan rate           6.147402%        6.342029%             6.25
Prepay amount        1,512,044.69     4,158,704.24     5,670,748.93

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        40,264.58        46,663.09        86,927.67
Sub servicer fees            0.00             0.00             0.00
Trustee fees               654.71           758.75         1,413.46


Agg advances                  N/A              N/A              N/A
Adv this period          8,008.34         5,869.63        13,877.97

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                2,732,190.71     3,267,391.01     5,999,581.73
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.901951%           100.000000%            265,450,972.36
   -----------------------------------------------------------------------------
   Junior            6.098049%             0.000000%             17,238,546.61
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           1                   103,920.00
90 or more                              0                         0.00
Foreclosure                             3                 1,073,750.00

Totals:                                 4                 1,177,670.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            7,089,599.88          7,089,599.88
Principal remittance amount            5,705,146.09          5,705,146.09
Interest remittance amount             1,384,453.79          1,384,453.79